Accrued Liabilities - Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Payables And Accruals [Abstract]
Interest including interest rate swaps	$ 26,923	$ 25,722
Voyage and vessel expenses	9,836	7,395
Payroll and benefits	6,411	4,003
Other general expenses	2,288	364
Income tax payable and other	338	650
Total	$ 45,796	$ 38,134